Supplement dated August 24, 2022

to the Prospectuses, Initial Summary Prospectuses, and Updating Summary Prospectuses dated May 1, 2022 for

MassMutual Capital Vantage®
MassMutual EnvisionSM, as supplemented

Issued by Massachusetts Mutual Life Insurance Company

Liquidation of the
MML American Funds International Fund
MML Equity Momentum Fund
MML Special Situations Fund

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MML Investment Advisers, LLC, the investment adviser to the MML American Funds International Fund, MML Equity Momentum Fund, and MML Special Situations Fund (individually, the “Fund”, and together the “Funds”), believes it is in the best interest of the Funds and their shareholders to liquidate each Fund.

The Board of Trustees and shareholders of each Fund have approved a plan of liquidation, pursuant to which each Fund will be liquidated on or about November 4, 2022.

Transfer of Contract Value from the Liquidated Fund

After the close of the New York Stock Exchange (“NYSE”) on November 4, 2022, any contract value remaining in the MML American Funds International, MML Equity Momentum, or MML Special Situations sub-accounts will be automatically transferred to the MML U.S. Government Money Market sub-account available with your variable annuity contract.

If you do not want your contract value in these sub-accounts automatically transferred to the MML U.S. Government Money Market sub-account, we must receive your request (in good order) at our Service Center by the close of the NYSE on November 3, 2022 to transfer your contract value to a different investment choice available under your variable annuity contract. That transfer will not count toward transfer limits imposed by our frequent trading and market timing policies.

If, due to the liquidation, we transfer any of your contract value to the MML U.S. Government Money Market sub-account, such transfer will not count toward transfer limits imposed by our frequent trading and market timing policies.

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Impact on Transaction Requests

Effective November 4, 2022, any transactions intended to result in the purchase of units of the MML American Funds International, MML Equity Momentum, or MML Special Situations sub-accounts, including purchase payments and transfers into the sub-accounts, will not be permitted.

Impact on Future Purchase Payment Allocations

Effective November 4, 2022, the MML U.S. Government Money Market sub-account will automatically replace the MML American Funds International, MML Equity Momentum, and/or MML Special Situations sub-accounts if your purchase payment allocation instructions require that a portion or all of your purchase payment be allocated to the MML American Funds International, MML Equity Momentum, or MML Special Situations sub-accounts.

If you do not wish to have a portion or all of your future purchase payments allocated to the MML U.S. Government Money Market sub-account, you must send a request (in good order) to our Service Center to change your future purchase payment allocations.

Impact on Automatic Programs

After the close of the NYSE on November 4, 2022, the MML U.S. Government Money Market sub-account will automatically replace the MML American Funds International, MML Equity Momentum, and/or MML Special Situations sub-accounts in all of the following automatic programs for which you selected the MML American Funds International, MML Equity Momentum, or MML Special Situations sub-accounts as an investment choice:

•	Automatic Investment Plan;
•	Automatic Rebalancing Program;
•	Systematic Withdrawal Program;
•	Fixed Account for Dollar Cost Averaging (DCA Fixed Account)[1]; and
•	Separate Account Dollar Cost Averaging Program[2]

1 Not available in MassMutual Capital Vantage

2 If you currently transfer money from the MML U.S. Government Money Market sub-account to the MML American Funds International, MML Equity Momentum, and/or MML Special Situations sub-accounts or from the MML American Funds International, MML Equity Momentum, and/or MML Special Situations sub-accounts to the MML U.S. Government Money Market sub-account as part of your Separate Account Dollar Cost Averaging Program, your program may terminate effective the close of the NYSE on November 4, 2022 unless you change the investment choices used in that program prior to that date.

You may change your automatic program elections by submitting a request (in good order) to our Service Center.

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Impact on Allocation Programs

MassMutual Envision – MassMutual RetirePay – Custom Allocation Program

If you are participating in the Custom Allocation Program in connection with MassMutual RetirePay, after the close of the NYSE on November 4, 2022, any contract value remaining in the MML American Funds International, MML Equity Momentum, or MML Special Situations sub-accounts will be automatically transferred to the MML U.S. Government Money Market sub-account.

Following the transfer, your allocations may fall outside of the permitted ranges under the Custom Allocation Choice Program if the transfer were to either cause you to either (1) exceed 30% in Allocation Category 1 or (2) fall below 40% in Allocation Category 2.

To avoid your allocations falling out of the permitted ranges, please send a request (in good order) at our Service Center by the close of the NYSE on November 3, 2022 to transfer your contract value to a different investment choice available under the Custom Allocation Program.

MassMutual Capital Vantage – ROP Death Benefit Allocation Restrictions

Following the liquidation of the MML Equity Momentum Fund and MML Special Situations Fund after the close of the NYSE on November 4, 2022, you may allocate purchase payments or transfer contract value amongst any of the sub-accounts available with the contract while the ROP Death Benefit is in effect, except the following:

•	BlackRock 60/40 Target Allocation ETF V.I.
•	MML Equity Rotation

If you have questions about this supplement, wish to revise your purchase payment allocation instructions or make other changes to your contract, please contact your registered representative, visit us online at www.massmutual.com/contact-us, or call our Service Center:

MassMutual Capital Vantage® variable annuity	(866) 645-2362 7 a.m.–7 p.m. Central Time
All other variable products	(800) 272-2216 8 a.m.–8 p.m. Eastern Time

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.massmutual.com.

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